LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Supplement dated November 16, 2007, to the Loomis Sayles Investment Grade Bond Fund Class J Prospectus, dated February 1, 2007, as may be revised and supplemented from time to time.

Effective immediately, the subsection “Restrictions on Buying, Selling and Exchanging Shares” within the “General Information” section of the prospectus is revised in its entirety as follows:

The Fund discourages excessive, short-term trading that may be detrimental to the Fund and its shareholders.  Frequent purchases and redemptions of Fund shares by shareholders may present certain risks for other shareholders in the Fund.  This includes the risk of diluting the value of Fund shares held by long-term shareholders, interfering with the efficient management of the Fund’s portfolio, and increasing brokerage and administrative costs.  Funds investing in securities that require special valuation processes (such as non-U.S. securities, high yield securities, or small cap securities) may also have increased exposure to these risks.

Due to legal and operational constraints on the Fund’s ability to review and monitor the trading activity of Class J shareholders who trade in the Fund through omnibus accounts, and after a consideration of the policies of the financial intermediaries through which Class J shares are purchased and the risks posed to other shareholders in the Fund, the Fund’s Board of Trustees has determined not to apply to Class J shareholders the specific limits on frequent trading applicable to other classes of the Fund.  However, the Fund reserves the right to suspend or change the terms of purchasing or exchanging Class J shares, and to begin to apply specific limits on frequent trading of Class J shares. In addition, the Fund and the Distributor each reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Fund’s other shareholders or possibly disruptive to the management of the Fund, or if the Fund or the Distributor has reason to believe that the purchase or exchange order is that of an underlying shareholder who has or who may plan to engage in disruptive short-term trading.

Trade Activity Monitoring. If the Fund or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Fund or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Fund and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Fund and the Distributor also reserve the right to notify financial intermediaries of your trading activity. However, because of the legal and operational constraints noted above, the Fund and the Distributor will be severely limited in their ability to detect market timing activity, and investors should not assume the Fund will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.